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                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT

                    TO AMENDED AND RESTATED CREDIT AGREEMENT


          This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 7, 1997, is entered into by and among FERRELLGAS, L.P., a Delaware limited partnership (the "Borrower"), STRATTON INSURANCE COMPANY, INC., a Vermont corporation and a wholly-owned subsidiary of Borrower ("Stratton"), FERRELLGAS, INC., a Delaware corporation and the sole general partner of Borrower (the "General Partner"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Banks") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (in such capacity, the "Agent"), and amends that certain Amended and Restated Credit Agreement dated as of July 31, 1996 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), by and among the Borrower, Stratton, the General Partner, the Agent and the Banks from time to time party to the Credit Agreement. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.


                                 RECITAL

          The Borrower has requested that the Banks amend Section 8.12(d) under the Existing Credit Agreement, and the Banks are willing to agree to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth below.

                                 AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          SECTION 1. Amendment. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 2,
Section 8.12(d) of the Existing Credit Agreement is amended in its entirety as follows:

                 "(d) such Restricted Payment (other than (x) Restricted Payments described in clause (i) of the first paragraph of this
          Section 8.12 made during the fiscal quarter ending January 31, 1997 that do not exceed $26,000,000 in the aggregate or (y) any Restricted Payments described in clauses (iii) or (iv) of the first paragraph of this Section 8.12), the amount of which, if made other than with cash, to be determined in accordance with clause (c) of this Section 8.12, shall not exceed an amount equal to the excess of (A) Consolidated Cash Flow of the Borrower and its Subsidiaries for the period from and after October 31, 1996 through and including the last day of the fiscal quarter ending immediately
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          preceding the date of the proposed Restricted Payment (the
          "Determination Period") over (B) the sum of Consolidated Interest Expense of the Borrower and its Subsidiaries for the Determination Period plus all capital expenditures (other than Growth-Related Capital Expenditures) made by the Borrower and its Subsidiaries during the Determination Period plus the aggregate of all other Restricted Payments (other than (x) Restricted Payments described in clause (i) of the first paragraph of this Section 8.12 made during the fiscal quarter ending January 31, 1997 that do not exceed $26,000,000 in the aggregate or (y) any Restricted Payments described in clauses (iii) or
          (iv) of the first paragraph of this Section 8.12) made by the Borrower and its Subsidiaries during the period from and after October 31, 1996 through and including the date of the proposed Restricted Payment plus
          (C) $30,000,000; and"

          SECTION 2.  Conditions to Effectiveness.  The amendment set forth in
Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent on or prior to November 7, 1997 (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

          (a) On or before the Amendment Effective Date, the Borrower shall deliver to the Agent, on behalf of the Banks, this Amendment, duly executed and delivered by the Borrower, the General Partner, Stratton, Ferrellgas Finance Corp. ("Finance Corp."), the Banks and the Agent.

          (b) On or before the Amendment Effective Date, all corporate, partnership and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Agent and its counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

          (c) All governmental actions or filings necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or other governmental entity which prohibits or restricts the transactions contemplated by this Amendment nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment.

          (d) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

          SECTION 3. Representations and Warranties. In order to induce the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower, the General Partner, Finance Corp. and Stratton represent and warrant to each Bank as of the Amendment Effective Date as follows:

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        (a) Power and Authority. The Borrower, the General Partner, Stratton and
Finance Corp. have all requisite corporate or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their respective obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement").

        (b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower, the General Partner, Stratton and Finance Corp. and the performance of the Amended Credit Agreement by the Borrower, the General Partner, Stratton and Finance Corp. have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower, the General Partner, Stratton and Finance Corp.

        (c) Enforceability. The Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, the General Partner, Stratton and Finance Corp. enforceable against the Borrower, the General Partner, Stratton and Finance Corp. in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Borrower, the General Partner, Stratton and Finance Corp. hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (d) No Conflict. The execution and delivery by the Borrower, the General Partner, Stratton and Finance Corp. of this Amendment and the performance by the Borrower, the General Partner, Stratton and Finance Corp. of the Amended Credit Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrower, the General Partner, Stratton or Finance Corp., as the case may be, or their respective properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Borrower, the General Partner, Stratton, or Finance Corp., as the case may be, or any material agreement, indenture, lease or instrument binding upon the Borrower, the General Partner, Stratton, or Finance Corp., or their respective properties or other assets or (iii) result in the creation or imposition of any Liens on their respective properties other than as permitted under the Credit Agreement.

        (e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower, the General Partner, Stratton or Finance Corp. of this Amendment.

        (f) Representations and Warranties in the Credit Agreement. The Borrower, the General Partner and Stratton confirm that as of the Amendment Effective Date the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the

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extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default has occurred and is continuing.

        (g) Subsidiaries. As of the Amendment Effective Date, the Borrower has no Subsidiaries other than Finance Corp and Stratton.

    SECTION 4.  Miscellaneous.

        (a) Reference to and Effect on the Existing Credit Agreement and the Other Basic Documents.

               (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any of the other Loan Documents.

               (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

        (b) Fees and Expenses. The Borrower, the General Partner and Stratton acknowledge that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.04 of the Existing Credit Agreement.

        (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.



                              FERRELLGAS, L.P., a Delaware limited
                              partnership



                              By:  FERRELLGAS, INC.
                              Its:  General Partner


                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------


                              FERRELLGAS, INC.


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------


                              STRATTON INSURANCE COMPANY, INC.


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

                              AGENT
                              -----

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

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                              BANKS
                              -----

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------



                              NATIONSBANK OF TEXAS, N.A.


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------


                              WELLS FARGO BANK, N.A.

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------


                              THE BANK OF NOVA SCOTIA

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

                              BANKBOSTON, N.A. (FORMERLY KNOWN AS
                              THE FIRST NATIONAL BANK OF BOSTON)

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------


                              BANQUE PARIBAS

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

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                              UNION BANK OF CALIFORNIA, N.A.

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------


                              THE BANK OF NEW YORK


                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------


                              CAISSE NATIONALE DE CREDIT AGRICOLE

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

The undersigned hereby acknowledges and consents to the foregoing First Amendment to Amended and Restated Credit Agreement, makes the representations and warranties set forth in the foregoing First Amendment to Amended and Restated Credit Agreement, reaffirms the terms of its Amended and Restated Continuing Guaranty with Bank of America National Trust and Savings Association, as Agent and acknowledges that such Amended and Restated Continuing Guaranty remains in full force and effect in accordance with its terms.

                              FERRELLGAS FINANCE CORP.

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

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